UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Exchange Agreement

As previously disclosed, on March 19, 2024, AEON Biopharma Inc., a Delaware corporation (the “Company”) entered into a subscription agreement with Daewoong Pharmaceuticals, Co., LTD (“Daewoong”) relating to the Company’s sale and issuance of senior secured convertible notes in the principal amount of up to $15,000,000 (the “Convertible Notes”), which are convertible into shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), subject to certain conditions and limitations set forth in each Convertible Note.

As also previously disclosed, on November 12, 2025, the Company entered into a binding term sheet (the “Term Sheet”) with Daewoong relating to an exchange of the Convertible Notes (the “Exchange”).

On December 15, 2025, the Company and AEON Biopharma Sub, Inc., a Delaware corporation (the “AEON Sub”) entered into an Exchange Agreement (the “Exchange Agreement”) with Daewoong consistent with the terms of the Term Sheet pursuant to which the Convertible Notes held by Daewoong would be exchanged for (i) newly issued shares of Common Stock of the Company equal to (x) the principal and accrued interest of the Convertible Notes as of the closing of the Exchange (as defined below) less (y) the principal amount of the New Convertible Note (as defined below), divided by $1.00, and then multiplied by 1.3 (and rounded down to the nearest whole share of Common Stock) and/or pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) in lieu of any shares of Common Stock that would result in Daewoong’s beneficial ownership of Common Stock exceeding 49.99% (the “Exchange Shares”), (ii) a new senior secured convertible note for $1,500,000 (the “New Convertible Note”), and (iii) warrants to purchase up to 8,000,000 shares of Common Stock at an exercise price of $1.09392 per share (the “Common Stock Warrant”). The Company estimates that the number of Exchange Shares will be approximately 23.1 million, assuming the vote of the Company’s stockholders to approve the Exchange occurs on January 21, 2026. At the closing of the Exchange (the “Closing”), Daewoong agrees that the Convertible Notes will be immediately and automatically terminated.

The Exchange Agreement provides that the Company will nominate one designee of Daewoong to the Company’s board of directors to serve as a Class III director at the 2026 annual meeting of stockholders, of which the director designee is currently Seongsoo Park. Mr. Park currently serves on the Company’s board of directors and is scheduled for renomination at the 2026 annual meeting of stockholders.

The Exchange is subject to stockholder approval in accordance with the rules of NYSE American and other customary closing conditions set forth in the Exchange Agreement.

The Exchange Agreement contains customary registration rights, representations, warranties and agreements by the Company, AEON Sub and Daewoong. The representations, warranties and agreements contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the terms of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the full text of the Exchange Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

New Convertible Note

If approved, the New Convertible Note will contain customary events of default, accrue interest at an annual rate of 15.79% payable in cash at maturity and will have a maturity date of April 12, 2030 (the “Maturity Date”), unless earlier converted or redeemed in accordance with its terms prior to such date. The Company may not prepay the New Convertible Note or accrued interest prior to the Maturity Date.

If, prior to the Maturity Date, the Company consummates a bona-fide third-party financing after the issuance of the New Convertible Note in the form of Common Stock or any securities convertible into, or exchangeable or exercisable for, Common Stock (subject to certain exceptions as described in the New Convertible Note), in one or more transactions or a series of related and substantially similar and simultaneous transactions at the same purchase price from third parties unaffiliated with Daewoong and its affiliates, for aggregate gross cash proceeds to the Company of at least $30.0 million (a “Qualified Financing”), then, upon written notice thereof to Daewoong by the Company, on the closing date of such Qualified Financing, the New Convertible Note will automatically convert in whole, without any further action by Daewoong, into a number of shares of Common Stock or Pre-Funded Warrants equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of the New Convertible Note and all accrued and unpaid interest to be converted divided by (b) the per share price of the Common Stock sold in the Qualified Financing.

If, prior to the Maturity Date, the Company provides (i) written notice to Daewoong that it has publicly announced the submission of a Biologics License Application filing for ABP-450 as a biosimilar to BOTOX® (onabotulinumtoxinA) or (ii) a written notice that the Company has consummated a Change of Control (as defined in the New Convertible Note), Daewoong will have the right for thirty (30) days following receipt of either such notice, at Daewoong’s option (the “Optional Conversion”), to convert all (but not less than all) of the remaining outstanding portion of the New Convertible Note (subject to any limitations under the rules of NYSE American) into an amount of shares of Common Stock or Pre-Funded Warrants equal to: (i) one and three tenths (1.3) multiplied by (ii) the quotient of (a) the principal amount of the New Convertible Note and all accrued and unpaid interest to be converted divided by (b) the volume-weighted average trading per share price of Common Stock over the five (5) trading days prior to the Company’s receipt of Daewoong’s written notice of exercise of the Optional Conversion.

The New Convertible Note will include a covenant that will restrict the Company and AEON Sub’s ability to issue debt securities senior or pari passu to such New Convertible Note without Daewoong’s prior written consent. The New Convertible Note will also include a covenant that restricts the Company and AEON Sub’s ability to issue debt securities junior to such New Convertible Note except as expressly permitted under a security agreement to be entered into between the Company, AEON Sub and Daewoong in connection with Closing.

In connection with issuing the New Convertible Note, the Company and AEON Sub will grant a first-priority security interest on substantially all of their respective assets, other than certain permitted liens described in the New Convertible Note. Upon the occurrence and continuation of an event of default, Daewoong will be entitled to, among other things, foreclose on the assets that are the subject of the security interest.

The description of the New Convertible Note is qualified in its entirety by the full text of the New Convertible Note, a copy of which is filed herewith as Exhibit 4.1, and which is incorporated herein by reference.

The Pre-Funded Warrants and Common Stock Warrants

Under the Exchange Agreement and the New Convertible Note, Pre-Funded Warrants may be issued in lieu of shares of Common Stock and each Pre-Funded Warrant will be exercisable for one share of Common Stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants will be immediately exercisable after issuance and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Common Stock Warrant will be substantially identical to the warrants to purchase Common Stock to be issued pursuant to the Securities Purchase Agreement that was entered into with certain investors on November 12, 2025, will be exercisable at an exercise price of $1.09392 per share and may only be exercised for cash. The Common Stock Warrant will be immediately exercisable after issuance and will be exercisable at any time until the five-year anniversary of issuance.

The exercise prices and the number of shares issuable upon exercise of the Pre-Funded Warrants and the Common Stock Warrant will be subject to customary adjustments in the case of stock dividends, stock splits, pro rata distributions, and similar events in respect of the Common Stock. In addition, the number of shares of the Common Stock underlying, and the exercise price of, the Common Stock Warrant will be subject to full ratchet antidilution protection and standard adjustments in the event of a share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock.

Daewoong will not be able to exercise any portion of the Pre-Funded Warrants or the Common Stock Warrant to the extent that it would own more than 49.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at Daewoong’s election upon 61 days’ notice to the Company subject to the terms of the Pre-Funded Warrants and Common Stock Warrants.

The foregoing descriptions of the terms and conditions of the Pre-Funded Warrants and Common Stock Warrant do not purport to be complete and are qualified in their entirety by the full text of the form of Pre-Funded Warrants and Common Stock Warrant, which are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Exchange is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of Daewoong in the Exchange Agreement, the offering and sale of the securities described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act, and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release announcing the events described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1.

The information furnished under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this communication regarding the Company’s business strategy, plans, goal, and objectives are forward-looking statements, including without limitation statements regarding the Company’s ability to consummate the Exchange as contemplated by the Exchange Agreement. When used in this Current Report, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “seek,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to the inability to close the proposed Exchange due to the failure to obtain stockholder approval or the failure to satisfy other conditions to closing of the proposed Exchange and other risks and uncertainties set forth in the Company’s filings with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Current Report may be subject to additional risks. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this communication.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K for the fiscal year ended December 31, 2024, filed on March 24, 2025. Any forward-looking statements are given only as of the date hereof. Except as required by law, the Company expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, the Company undertakes no obligation to comment on third party analyses or statements regarding the Company’s actual or expected financial or operating results or its securities.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication is not intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining stockholder approval in connection with the Exchange. In connection with obtaining stockholder approval, the Company expects to file a proxy statement on Schedule 14A and other relevant materials with the SEC. This communication does not constitute a solicitation of any vote or approval. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. or by directing a request to: AEON Biopharma, Inc., 5 Park Plaza, Suite 1750, Irvine, CA 92614 or via email at investor.relations@aeonbiopharma.com.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the stockholder approval needed for the Exchange. Information about the directors and executive officers of the Company is set forth in the Company's Schedule 14A filed with the SEC on April 29, 2025. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Exchange, and a description of any interests that they have in the Exchange, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note.
4.2	Form of Pre-Funded Warrant.
4.3	Form of Common Warrant.
10.1	Exchange Agreement, dated as of December 15, 2025, by and among AEON Biopharma, Inc., AEON Biopharma Sub, Inc., and Daewoong Pharmaceutical Co. Ltd.
99.1	Press Release, December 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.
Date: December 15, 2025	By:	/s/ Robert Bancroft
Robert Bancroft
Chief Executive Officer